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                    PILOT KNOB DISTRIBUTION CENTER

                    INDUSTRIAL LEASE - MULTI-TENANT

1. PARTIES. This Lease, dated, for reference purposes only, April 23, 1999, is made by and between AMB Property, L.P., a Delaware limited partnership, (herein called "Lessor"), and The Sportsman's Guide, a Minnesota corporation (herein called "Lessee").

2.   PREMISES, PARKING, AND COMMON AREAS.

     2.1 PREMISES. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, real property situated in the City of Mendota Heights, County of Dakota, State of Minnesota, commonly known as Pilot Knob Distribution Center, which is located at 2360 Pilot Knob Road, Mendota Heights, MN shown cross-hatched on the floor plan attached hereto as Exhibit A, comprising approximately 202,040 rentable square feet of area, herein referred to as the "Premises", including rights to the Common Areas as hereinafter specified but not including any rights to the roof of the Premises or to any building in the Industrial Center. The Premises are a portion of a building, herein referred to as the "Building." The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "Industrial Center", and are legally described on the attached Exhibit A-1 entitled
"Legal Description of Industrial Center". Lessor shall construct the leasehold improvements as set forth in the Leasehold Improvements Plans and Specifications and exhibits thereto, set forth on the attached Exhibit B, on or before the commencement of the Lease term.

     2.2 VEHICLE PARKING. Lessee shall be entitled to employee and customer vehicle parking, unreserved and unassigned, with the exception of 12 handicap/visitor parking spaces on those portions of the Common Areas designated by Lessor for parking. Common area parking shall be used only for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles, including semi cabs and trailers, are herein referred to as "Oversized Vehicles."

     (a) Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

     (b) Lessee shall be permitted overnight parking or storage of Oversized Vehicles in Lessee's dock and up to 10 trailer stalls to be located at the North end of the complex and to be designated by Lessor located in the Industrial Center.

     (c) If Lessee permits or allows any of the prohibited activities described in paragraph 2.2 of this Lease, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

     2.3 COMMON AREAS - DEFINITION. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center that are provided and designated by Lessor from time to time for the general non-exclusive use of Lessor, Lessee, and other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers, and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, and landscaped areas.

     2.4 COMMON AREAS - LESSEE'S RIGHTS. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, customers, and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas, with the exception noted in 2.2. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage occurs then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.


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     2.5 COMMON AREAS - RULES AND REGULATIONS. Lessor or such other person(s)
as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend, and enforce reasonable rules and regulations with respect thereto. Lessee agrees to abide by and conform to all such rules and regulations, provided a copy is provided to Lessee, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center.
See Exhibit C.

     2.6 COMMON AREAS - CHANGES

     (a) Lessor shall have the right, in Lessor's sole discretion, from time to time: (i) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape, and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, and walkways; (ii) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available; (iii) To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas, provided the use of such land benefits the Industrial Center and its tenants; (iv) To add additional buildings and improvements to the Common Areas; (v) To use the Common Areas while engaged in making additional improvements, repairs, or alterations to the Industrial Center, or any portion thereof; (vi) To do and perform such other acts and make such other changes in, to, or with respect to the Common Areas and the Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

3.   TERM

     3.1 TERM. The term of this Lease shall be for 49 MONTHS commencing on July 1, 1999 and ending on July 31, 2003 unless sooner terminated pursuant to any provision hereof.

     3.2 DELAY IN POSSESSION. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder, but in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee; provided, however, that if Lessor has not delivered possession of the Premises within ninety (90) days from said commencement date and said delay in delivery is not due to Lessee's action, or the action of any governmental agency, Lessee may, at its option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect. If the date of delivery of Possession of the Premises to Lessee is later than the commencement date specified in Paragraph 3.1 above, then the term of this Lease shall be extended by the number of days between the commencement date and such delivery date, and Lessor and Lessee shall enter into an amendment to this lease setting forth such new expiration date.

     3.3 EARLY POSSESSION. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

4. RENT

     4.1 BASE RENT. Lessee shall pay to Lessor, as Base Rent for the Premises, without notice or any offset or deduction, except as may be otherwise expressly provided in this Lease, on the first day of each month of the term hereof, monthly payments in advance in the amounts set forth below:

     (a) July 1, 1999 through July 31, 1999: Thirteen Thousand One Hundred Nineteen dollars and 17/100 ($13,119.17) per month.

         August 1, 1999 through June 30, 2001: Fifty Three Thousand Thirty Five and 50/100 dollars ($53,035.50) per month.

         July 1, 2001 through July 31, 2003: Fifty Eight Thousand Three Hundred Thirty Nine and 05/100 ($58,339.05) per month.


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Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the Base Rent. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

     4.2 OPERATING EXPENSES. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share, as hereinafter defined, of all Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

     (a) "Lessee's Share" is defined, for purposes of this Lease, as 49.91% percent. Lessee's share is subject to periodic review and adjustment by Lessor to accurately reflect Lessee's pro-rata share of the improvements then comprising the Industrial Center.

     (b) "Operating Expenses" is defined, for the purposes of this Lease, as all costs of management, operation, maintenance, and repair of the Building, and to, the extent allocable to the Building, the Common Areas and the balance of the Industrial Center, including, without limitation, the wages, salaries, and payroll burden of employees, maintenance, landscaping, irrigation, parking, and other services, power, water, and other utilities, materials and supplies, maintenance and repairs (including repaving of the parking areas and replacement of any roofs), insurance, the deductible portion of any insured loss, real property and other taxes and assessments (including any increases resulting from a sale or other change in ownership of the Building or the Industrial Center), depreciation on personal property, the cost of any capital improvements designed to reduce other items of Operating Expenses, plus interest at the rate of eleven percent (11%) per annum or such higher cost of funds incurred by Lessor to construct such improvements, amortized over a reasonable period determined by Lessor, and a construction management fee of five percent (5%) of the foregoing amounts. The share of Operating Expenses pertaining to the Common Areas and the balance of the Industrial Center allocated to the Building shall be determined in the reasonable business judgment of Lessor.

      (c) The inclusion of the improvements, facilities, and services set forth in paragraph 4.2(b) in the definition of Operating Expenses shall not be deemed to impose an obligation upon Lessor either to have said improvements or facilities or to provide those services unless the Industrial Center already has the same.

      (d) Lessee's Share of Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each twelve-month period of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expenses as aforesaid, Lessor shall deliver to Lessee as soon as practical after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Operating Expenses incurred during the preceding year. If Lessee's payments under this paragraph 4.2(d) during said preceding year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expenses next falling due. If Lessee's payments under this paragraph during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten
(10) days after delivery by Lessor to Lessee of said statement.

5. SECURITY DEPOSIT. Lessee shall transfer the security deposit being held by Lessor from the following properties:

     - 3160 Neil Armstrong Blvd., Eagan, MN
       Security deposit - $9,600.00      38,400 s.f.
       Lease dated March 16, 1998

     - 1170 Eagan Industrial Blvd., Eagan, MN
       Security deposit - $7,200.00      28,800 s.f.
       Lease dated August 14, 1998

     - 2360 Pilot Knob Road, Mendota Heights, MN
       Security deposit - $11,560.00     38,400 s.f.
       Lease dated October 28, 1998

Lessee shall deposit an additional $44,879.50 of which $22,439.75 shall be deposited with Lessor upon execution hereof and the balance of $22,439.75 deposited with Lessor upon taking occupancy of the space for a total of $73,239.50 as security for Lessee's faithful performance of its obligations hereunder. Provided however if Lessee has failed its obligations as outlined in article 5 of the above leases then Lessor may


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withhold the appropriate portion and lessee shall be obligated to increase the security deposit for this lease proportionally. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply, or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage that Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of lessee. If the monthly rent increases, from time to time, during the term of this Lease, Lessee shall, at the time of such increase, deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by Lessor shall at all times bear the same proportion to the then current Base Rent as the initial security deposit bears to the initial Base Rent set forth in paragraph 4 with the exception of the rental increases outlined in this Lease. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of its obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) within 30 days the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said security deposit.

6.   USE.

     6.1 USE. The Premises shall be used and occupied only for the operation of a distribution center provided that no such use shall be permitted which would in any way (a) violate any conditions, covenants, and restrictions applicable to the Premises, the Building, or the Industrial Center, (b) involve in any fashion the manufacture, storage, or release on or from the Premises of hazardous or toxic substances or materials, (c) render economically infeasible or unobtainable any insurance required hereunder, (d) increase the amount of real property tax or insurance premiums payable by Lessor under this Lease, or (e) in Lessor's reasonable judgment, decrease the marketability of the Premises, the Building, or the Industrial Center with respect to sale or leasing or both.

     6.2 COMPLIANCE WITH LAW. Lessee shall, at its sole cost and expense, comply with (a) all governmental laws, rules, regulations, and orders, (b) all rules, regulations, and orders of a national or local Board of Fire Underwriters or other bodies performing a similar function, and (c) any covenants and restrictions in effect during the term or any part of the term hereof and applicable to Lessee's use of the Premises. Lessee shall take all steps necessary to effect such compliance; Lessee's obligation therefor shall be unqualified, regardless of the unforeseeable, extraordinary, or structural character of the work required for compliance. It is the intention of the parties that Lessee shall assume the entire responsibility for complying with all such laws, requirements, rules, orders, ordinances, and regulations relating to the Premises and Lessee's use of the Premises. Lessee shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there should be more than one tenant in the Building, will tend to disturb such other tenants.

     6.3  CONDITION OF PREMISES.

     (a) Lessor shall deliver the Premises to Lessee clean and free of debris on the Lease commencement date (unless Lessee is already in possession).

     (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county, and state laws, ordinances, and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor any agent of Lessor has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

7.   MAINTENANCE, REPAIRS, ALTERATIONS, AND COMMON AREA SERVICES.

     7.1 LESSOR'S OBLIGATIONS. Subject to the provisions of paragraphs 4.2 (Operating Expenses), 6 (Use), 7.2 (Lessee's Obligations), and 9 (Damage or Destruction) and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's employees, suppliers, shippers, customers, or invitees, in which event Lessee shall repair the damage, Lessor, at Lessor's expense, subject to reimbursement pursuant to paragraph 4.2, shall keep in good condition and repair the foundations, exterior walls, structural condition of interior bearing walls, and roof of the Premises, as well as the parking lots, walkways, driveways, landscaping, fences, and utility installations of the Common Areas and all parts thereof, as well as providing the services for which there is an Operating Expense pursuant to paragraph 4.2. Lessor shall not,


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however, be obligated to paint the exterior or interior surface of exterior walls, nor shall Lessor be required to maintain, repair, or replace windows, doors, or plate glass of the Premises. Lessor shall have no obligation to make repairs under this paragraph 7.1 until a reasonable time after receipt of written notice from Lessee of the need for such repairs. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition, and repair, provided Lessor has commenced such repairs within a reasonable period from Lessee's notice. Lessor shall not be liable for damage or loss of any kind or nature by reason of Lessor's failure to furnish any Common Area services which such failure is caused by accident, breakage, repair, strike, lockout, or other labor disturbance or dispute of any character, or by any other cause beyond the reasonable control of Lessor.

    7.2  LESSEE'S OBLIGATIONS.

    (a) Subject to the provisions of paragraphs 6 (Use), 7.1 (Lessor's Obligations), and 9 (Damage or Destruction), Lessee, at its expense, shall keep in good order, condition, and repair the Premises and every part thereof (whether or not a damaged portion of the Premises or the means of repairing the same is reasonably or readily accessible to Lessee), including, without limiting the generality of the foregoing, all plumbing, heating, ventilating and air conditioning systems (Lessee shall procure and maintain, at Lessee's expense, a ventilating, and air conditioning system maintenance contract), electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surfaces of exterior walls, ceilings, windows, doors, plate glass, and skylights located within the Premises, and all loading dock areas serving the Premises including repair or replacement of overhead doors, dock plates, dock seals and bumpers, and dock levelers. Lessor reserves the right to procure and maintain the ventilating and air conditioning system maintenance contract at competitive rates, and if Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the cost thereof.

     (b) If Lessee fails to perform its obligations under this paragraph 7.2, Exhibit C or under any other paragraph of this Lease, Lessor may enter upon the Premises seven (7) days prior written notice to Lessee (except in the case of emergency, in which no notice shall be required), perform such obligations on Lessee's behalf, and put the Premises in good order, condition, and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall be due and payable as additional rent to Lessor together with Lessee's next Base Rent installment.

    (c) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage to or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings, and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing on the Premises in good operating condition.

     7.3  ALTERATIONS AND ADDITIONS.

     (a) Lessee shall not, without Lessor's prior written consent, which such consent shall not be unreasonably withheld make any alterations, improvements, additions, or Utility Installations in, on, or about the Premises, or the Industrial Center, except for nonstructural alterations to the Premises not exceeding $2,500 in cumulative costs, during the term of this Lease. In any event, whether or not in excess of $2,500 in cumulative cost, Lessee shall make no change or alteration to the exterior of the Premises nor the exterior of the Building nor the Industrial Center without Lessor's prior written consent. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions, or Utility Installations at the expiration of the term hereof, and restore the Premises and the Industrial Center to their prior condition. Should Lessee make any alterations, improvements, additions, or Utility Installations without the prior approval of Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any or all of the same.

     (b) Any alterations, improvements, additions, or Utility Installations in or about the Premises or the Industrial Center that Lessee desires to make and that require the consent of Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor gives


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its consent thereto, the consent shall be deemed conditioned upon Lessee's acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work, and the compliance by Lessee with all conditions of said permit in a prompt and expeditious manner.

     (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics or materialmen's lien against the Premises, or the Industrial Center, or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Lessee, in good faith, contests the validity of any such lien, claim, or demand, then Lessee shall, at its sole expense, defend itself and Lessor against the same and shall pay and satisfy any adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises or the Industrial Center, upon the condition that if Lessor shall so require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand, indemnifying Lessor against liability for the same and holding the Premises and the Industrial Center free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorney fees and costs participating in such action if Lessor decides it is in Lessor's best interest to do so.

     (d) All alterations, improvements, additions, and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee) that may be made on the Premises shall be the property of Lessor and shall remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Notwithstanding the provisions of this paragraph 7.3(d), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

     7.4 UTILITY ADDITIONS. Lessor reserves the right to install new or additional utility facilities throughout the Building and the Common Areas for the benefit of Lessor or Lessee, or any other lessee of the Industrial Center, including, but not by way of limitation, such utilities as plumbing, electrical systems, security systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

     7.5 ALTERATIONS REQUIRED BY LAW. Lessee shall pay to Lessor as additional rent the cost of any structural or nonstructural alteration, addition, or change to the Building required due to Lessee's use and/or at Lessor's election, shall promptly make, at Lessee's sole expense and in accordance with the provisions of paragraph 7.1 above, any structural or nonstructural alteration, addition, or change to the Premises required due to Lessee's use to comply with laws, regulations, ordinances, or orders of any public agencies, whether now existing or hereafter promulgated, where such alterations, additions, or changes are required by reason of: Lessee's or Lessee's agents' acts; Lessee's use or change of use of the Premises; alterations or improvements to the Premises made by or for Lessee; Lessee's application for any permit or governmental approval; or pursuant to the Americans with Disabilities Act, 42 U.S.C. Sections 12101-12213, as amended (including administrative, judicial, and legislative interpretations, rulings, and clarifications relating thereto). If such alteration, addition or change is required, not specific to Lessee's use, Lessor shall pay for the expense and such expense shall become an operating expense of the property subject to Article 4.2 of this Lease to be billed over the useful life of the improvement.

8.   INSURANCE; INDEMNITY.

     8.1 LIABILITY INSURANCE - LESSEE. Lessee shall, at its expense, obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage insurance insuring Lessee and Lessor against any liability arising out of the use, occupancy, or maintenance of the Premises and the Industrial Center. Such insurance shall be in an amount not less than $2,000,000.00 per occurrence. The policy shall insure performance by Lessee of the indemnity provisions of this paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder. In addition to such liability insurance policy, Lessee shall at all times maintain in force on all of its fixtures, equipment and tenant improvements in the Premises a policy or policies of insurance covering losses or damage in an amount equal to the full replacement value of such property, as the same may exist from time to time, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood, special extended perils, "all risk", plate glass insurance, and such other insurance as Lessor may reasonably request.


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     8.2  LIABILITY INSURANCE - LESSOR.  Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance, insuring Lessor, but not Lessee, against any liability arising out of the ownership, use, occupancy, or maintenance of the Industrial Center, in an amount not less than $2,000,000.00 per occurrence.

     8.3 PROPERTY INSURANCE. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Industrial Center improvements, but not Lessee's personal property fixtures, equipment, or tenant improvements, in an amount not to exceed the full replacement value thereof, as the same may exist from time to time, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event the same is required by a lender having a lien on the Premises), special extended perils ("all risk", as such term is used in the insurance industry), plate glass insurance, and such other insurance as Lessor deems advisable. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of not less than one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period. In the event that the Premises suffer an insured loss as defined in paragraph
9.1(g) hereof, the deductible amounts under the casualty insurance policies relating to the Premises shall be paid by Lessee.

     8.4  PAYMENT OF PREMIUM INCREASE.

     (a) After the term of this Lease has commenced, Lessee shall not be responsible for paying Lessee's share of any increase in the property insurance premium for the Industrial Center specified by Lessor's insurance carrier as being caused by the use, acts, or omissions of any other lessee of the Industrial Center, or by the nature of such other lessee's occupancy that creates an extraordinary or unusual risk.

     (b) Lessee, however, shall pay the entirety of any increase in the property insurance premium for the Industrial Center over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

     8.5 INSURANCE POLICIES. Insurance required hereunder shall be with companies holding a "General Policyholders Rating" of at least A, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything that invalidates the insurance policies carried by Lessor. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance, within seven (7) days after the commencement date of this Lease. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days' prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof.

     8.6 WAIVER OF SUBROGATION. Lessee and Lessor each hereby release and relieve the other with respect to, and waive their entire right of recovery against the other for, loss or damage arising out of or incident to the perils insured against which perils occur in, on, or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors, and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

     8.7 INDEMNITY. Lessees shall indemnify, defend, and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Industrial Center, or from the conduct of Lessee's business or from any activity, work, or thing done, permitted, or suffered by Lessee or occurring in or about the Premises or elsewhere and shall further indemnify, defend, and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, reasonable attorney's fees, expenses, and liabilities incurred in the defense of any such claim or any action or proceedings brought thereon, excluding from this indemnity costs arising from Lessor or its agents gross negligence; and in case any action or proceedings be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor, and Lessor shall cooperate with Lessee in such defense. The indemnification obligations set forth in this paragraph 8.7 shall survive the termination or expiration of this Lease.

     8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise, or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Industrial Center, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents, or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water, or rain, or from the breakage, leakage, obstruction, or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning, or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Industrial Center, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant, or user of the Industrial Center, nor from the failure of Lessor to enforce the provisions of any other lease of the Industrial Center. The foregoing exemption of Lessor from liability shall not extent to any liability of Lessor arising out of the gross negligence or willful misconduct of Lessor or Lessor's employees or agents.

     8.9 INCREASED COVERAGE. Not more frequently than once every year, Lessee shall increase the amounts of insurance as follows: (a) as recommended by Lessor's insurance broker, provided that the amount of insurance recommended by such broker shall not exceed the amount customarily required of tenants in comparable projects located within the general area of the Industrial Center, or (b) as required by Lessor's lender.

9.   DAMAGE OR DESTRUCTION.

     9.1  DEFINITIONS.

     (a) "Premises Partial Damage" shall mean if the Premises are damaged or destroyed to the extent that the cost of repair is less than fifty percent of the then replacement cost of the Premises.

     (b) "Premises Total Destruction" shall mean if the Premises are damaged or destroyed to the extent that the cost of repair is fifty percent or more of the then replacement cost of the Premises.

     (c) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent of the then replacement cost of the Building.

     (d) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent or more of the then replacement cost of the Building.

     (e) "Industrial Center Buildings" shall mean all of the buildings on the Industrial Center site.

     (f) "Industrial Center Buildings Total Destruction" shall mean if the Industrial Center Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent or more of the then replacement cost of the Industrial Center Buildings.

     (g) "Insured Loss" shall mean damage or destruction that was caused by an event required to be covered by the insurance described in paragraph 8. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

     (h) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by lessees.

     9.2  PREMISES PARTIAL DAMAGE; PREMISES BUILDING PARTIAL DAMAGE.

     (a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at Lessor's expense, repair such damage to the Premises, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect.

     (b) Uninsured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage that is not an Insured Loss and that falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at its expense), which damage prevents Lessee from using the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such ten (10) day period, this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

     9.3 PREMISES TOTAL DESTRUCTION; PREMISES BUILDING TOTAL DESTRUCTION; INDUSTRIAL CENTER BUILDINGS TOTAL DESTRUCTION. Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, and such damage falls into the classification of (a) Premises Total Destruction, or (b) Premises Building Total Destruction, or (c) Industrial Center Buildings Total Destruction, then Lessor may at its option either (y) repair such damage, but not Lessee's fixtures, equipment, or tenant improvements, as soon as reasonably possible at Lessor's expense, and this Lease shall continue in full force and effect, or (z) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage, of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

     9.4  DAMAGE NEAR END OF TERM.

     (a) Subject to paragraph 9.4(b), if at any time during the last six months of the term of this Lease there is substantial damage, whether or not an Insured Loss, and such damage falls within the classification of Premises Partial Damage, Lessor may at its option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage.

     (b) Nothwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Partial Damage during the last six months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at its expense, repair such damage, but not Lessee's fixtures, equipment, or tenant improvements, as soon as reasonably possible, and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at its option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

     9.5  ABATEMENT OF RENT; LESSEE'S REMEDIES.

     (a) In the event Lessor repairs or restores the Premises pursuant to the provisions of this paragraph 9, the rent payable hereunder for the period during which such damage, repair, or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair, or restoration.

     (b) If Lessor is obligated to repair or restore the Premises under the provisions of this paragraph 9 and does not commence such repair or restoration within ninety (90) days after such obligation accrues, Lessee may at its option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

     9.6 TERMINATION - ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

     9.7 WAIVER. Lessor and Lessee waive the provisions of any statute that relate to termination of leases when leased property is destroyed, and agree that any such event shall be governed by the terms of this Lease.

10.  REAL PROPERTY TAXES.

     10.1 PAYMENT OF TAXES. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Industrial Center, subject to reimbursement by Lessee of Lessee's Share of such tax in accordance with the provisions of paragraph 4.2.

     10.2 DEFINITION OF "REAL PROPERTY TAX." As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary, or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy, or tax (other than inheritance, personal income, or estate taxes) imposed on the Industrial Center or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state, or federal government, or any school, agricultural, sanitary, fire, street, drainage, or other improvement district thereof, as against any legal or equitable interest of Lessor in the Industrial Center or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Industrial Center. The term "real property tax" shall also include any tax, fee, levy, assessment, or charge (a) in substitution of, partially or totally, any tax, fee, levy, assessment, or charge hereinabove included within the definition of "real property tax," or (b) the nature of which was hereinbefore included within the definition of "real property tax," or (c) which is imposed as a result of a transfer, either partial or total, of Lessor's interest in the Industrial Center or which is added to a tax or charge hereinbefore included within the definition of "real property tax" by reason of such transfer, or (d) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

     10.3 JOINT ASSESSMENT. If the Industrial Center is not separately assessed, Lessee's Share of the real property tax liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.4  PERSONAL PROPERTY TAXES.

     (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment, and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment, and all other personal property to be assessed and billed separately from the real property of Lessor.

     (b) If any of Lessee's said personal property is assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone, and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay, at Lessor's option, either Lessee's Share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.

12.  ASSIGNMENT AND SUBLETTING.

     12.1 LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner, provided that any attempted assignment, transfer, mortgage, encumbrance, or subletting without such consent shall be void, and shall constitute a breach of this Lease without the need for notice to Lessee under paragraph 13.1.

     12.2 LESSEE AFFILIATE. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation that controls, is controlled by, or is under common control with Lessee, or to any corporation resulting from a merger or consolidation with Lessee, or to any person or entity that acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as a "Lessee Affiliate," provided that before such assignment or subletting is effective, said assignee or sublessee shall assume, in full, the obligations of Lessee under this Lease. Any such assignment or subletting shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

     12.3 TERMS AND CONDITIONS OF ASSIGNMENT. Regardless of Lessor's consent, no assignment shall release Lessee of its obligations hereunder or alter the primary liability of Lessee to pay the Base Rent and Lessee's Share of Operating Expenses, and to perform all other obligations to be performed by Lessee hereunder. Lessor may accept rent from any person other than Lessee, pending approval or disapproval of such assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of rent shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease. Consent to one assignment shall not be deemed consent to any subsequent assignment. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee or successor. Lessor may consent to subsequent assignments of this Lease or amendments or modifications to this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto, and such action shall not relieve Lessee of liability under this Lease.

    12.4 TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be included in subleases:

     (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply the same toward Lessee's obligations under this Lease; provided, however, that until a default occurs in the performance of Lessee's obligations under this Lease, Lessee may receive, collect, and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right to claim against such sublessee or Lessor for any such rents so paid by such sublessee to Lessor.

     (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublease as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent, which such consent shall not be unreasonably withheld. Any sublessee shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

     (c) If Lessee's obligations under this Lease have been guaranteed by third parties, then a sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

     (d) The consent by Lessor to any subletting shall not release Lessee from its obligations or alter the primary liability of Lessee to pay the rent and perform and comply with all of the obligations of Lessee to be performed under this Lease.

     (e) The consent by Lessor to any subletting shall not constitute a consent to any subsequent subletting by Lessee or to any assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on this Lease or the sublease and without obtaining their consent, and such action shall not relieve such persons from liability.

     (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors, or anyone else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

     (g) In the event Lessee defaults in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee for any other prior defaults of Lessee under such sublease.

     (h) Each and every consent required of Lessee under a sublease shall also require the consent of Lessor.

     (i) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

     (j) Lessor's written consent to any subletting of the Premises by Lessee shall not constitute an acknowledgement that no default then exists under this Lease of the obligations to be performed by Lessee, nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

     (k) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within ten (10) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such default cured by the sublessee.

     12.5 ATTORNEY'S FEES/ASSIGNMENT AND SUBLETTING. In the event Lessee assigns or sublets the Premises or requests the consent of Lessor to any assignment or subletting or if Lessee requests the consent of Lessor to any act Lessee proposes to do, then Lessee shall pay Lessor's reasonable attorney's fees incurred in connection therewith.

     12.6 GENERAL CONDITIONS TO ASSIGNMENT AND SUBLETTING.

     (a) If Lessee is a privately held corporation, or is an unincorporated association or partnership, the transfer, assignment, or hypothecation of any stock or interest in such corporation, association, or partnership in excess of forty-nine percent (49%) in the aggregate shall be deemed an assignment or transfer within the meaning and provisions of this paragraph 12. If Lessee is a publicly held corporation, the public trading of stock in Lessee shall not be deemed an assignment or transfer within the meaning of this paragraph.

     (b) In connection with any request for Lessor's consent to a proposed assignment of this Lease or a proposed sublease of all or part of the Premises, Lessee shall give written notice to Lessor identifying the intended assignee or subtenant by name and address, the terms of the intended assignment or sublease, and the nature of the business of the proposed assignee or sublessee, together with current financial statements for the proposed assignee or sublessee (which financials, in the case of an assignee, shall have been audited) and, thereafter, any other information that Lessor may reasonably request. For a period of thirty (30) days after such notice is given, Lessor shall have the right by written notice to Lessee (i) in the case of a proposed sublease, either to (A) sublet from Lessee any portion of the Premises proposed to be sublet for the term for which such portion is proposed to be sublet but at the same rent as Lessee is required to pay to Lessor under this Lease for the same space, computed on a pro rata square footage basis, or (B) if the proposed subletting is for substantially all of the remaining term of this Lease, terminate this Lease entirely or as it pertains to the portion of the Premises so proposed by Lessee to be sublet, or (ii) in the case of a proposed assignment, to terminate this Lease. If Lessor so terminates this Lease, such termination shall be as of the date specified in Lessor's notice. If Lessor so terminates this Lease, Lessor may, if it elects, enter into a new lease covering the Premises or a portion thereof with the intended assignee or subtenant on such terms as Lessor and such person may agree or enter into a new lease covering the Premises or a portion thereof with any other person, in which event Lessee shall not be entitled to any portion of the profit, if any, that Lessor may realize on account of such termination and reletting. Lessor's exercise of its aforesaid option shall not be construed to impose any liability upon Lessor with respect to any real estate brokerage commission(s) or any other costs or expenses incurred by Lessee in connection with its proposed subletting or assignment.

     (c) If Lessee complies with the provisions of paragraphs 12.6(a) and 12.6(b) above, and Lessor does not exercise any of the options provided to Lessor under paragraph 12.6(b), Lessor's consent to a proposed assignment or sublet shall not be withheld unreasonably, and shall be granted or refused within thirty (30) days after Lessor's receipt of all of the information that Lessee is required to deliver to Lessor pursuant to paragraph 12.6(b). If Lessor refuses such consent, Lessor shall state the basis for such refusal. Without limiting the other instances in which it may be reasonable for Lessor to withhold its consent to an assignment or subletting, Lessor and Lessee acknowledge that it shall be reasonable for Lessor to withhold its consent in the following instances:

     1.  The proposed assignee or sublessee is a governmental agency;

      2. The use of the Premises by the proposed assignee or sublessee would involve occupancy in violation of paragraph 6 of this Lease;

      3. In Lessor's reasonable judgment, the financial worth of the proposed assignee or sublessee does not meet the credit standards applied by Lessor or its investment advisors for other tenants under leases with comparable terms;

      4. In Lessor's reasonable judgment, the proposed assignee or sublessee does not have a good reputation as a tenant of property;

      5. Lessor has received from any prior lessor of the proposed assignee or subtenant a negative report concerning such prior lessor's experience with the proposed assignee or subtenant;

      6. Lessor has experienced previous defaults by or is in litigation with the proposed assignee or subtenant;

      7. The use of the Premises by the proposed assignee or subtenant would violate any applicable law, ordinance, regulation, or covenants, conditions, and restrictions;

      8. The proposed assignment or sublease fails to include all of the terms and provisions required to be included therein pursuant to this paragraph 12; or

      9. Lessee is in default of any of its obligations under this Lease, or Lessee has defaulted under this Lease on three or more occasions during the 12 months last preceding the date that Lessee has requested such consent.

     (d) In the case of an assignment, any sum or other economic consideration received by Lessee as a result of such assignment shall be paid to Lessor after first deducting the cost of any real estate commissions incurred in connection with such assignment. In the case of a subletting, any sum or economic consideration received by Lessee as a result of such subletting in excess of the monthly rental due hereunder (such monthly rental prorated if necessary to reflect only rental allocable to the sublet portion of the Premises) shall be paid to Lessor after first deducting (i) the cost of leasehold improvements made to the sublet portion of the Premises at Lessee's cost for the specific benefit of the sublessee, amortized over the term of the sublease, and (ii) the cost of any real estate commissions incurred in connection with such subletting, amortized over the term of the sublease. Upon Lessor's request, Lessee shall assign to Lessor all amounts to be paid to Lessee by any such subtenant or assignee and shall direct such subtenant or assignee to pay the same directly to Lessor.

13.  DEFAULT; REMEDIES.

     13.1 DEFAULT. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

     (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure continues for a period of five (5) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit or summons and complaint pursuant to applicable Unlawful Detainer statutes, such Notice to Pay Rent or Quit or summons and complaint shall also constitute the notice required by this subparagraph. In the event Lessee fails to make any payment required hereunder for a period of five (5) days after written notice that such is due as provided above on two (2) or more occasions within any twelve (12) month period, Lessor shall not be required for the duration of such twelve (12) month period to provide notice of such failure to Lessee prior to declaring Lessee in default under this Lease.

     (c) Except as otherwise provided in this Lease, the failure by Lessee to observe or perform any of the covenants, conditions, or provisions of this Lease to be observed or performed by Lessee, other than as described in paragraphs (a) and (b) above, where such failure continues for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

     (d) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty
(60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution, or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(d) is contrary to any applicable law, such provision shall be of no force or effect.

     (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee, or any guarantor of Lessee's obligations hereunder, was materially false.

     (f) The death of any guarantor of Lessee's obligations hereunder without a replacement guarantee or other security satisfactory to Lessor, within sixty (60) days of such death.

     13.2 REMEDIES. In the event of any such material default by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy that Lessor may have by reason of such default:

     (a) Terminate this Lease or Lessee's right to possession of the Premises by notice to Lessee or any other lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee:

     (i) The worth at the time of award of the unpaid rentals which had been earned at the time of termination;

    (ii) The worth at the time of award of the amount by which the unpaid rentals that would have been earned after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided;

    (iii) The worth at the time of award (computed by discounting at the discount rate of the Federal Reserve Bank of Minneapolis at the time of award plus one (1) percent) of the amount by which the unpaid rentals for the balance of the term hereof after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided; and

     (iv) Any other amounts necessary to compensate Lessor for detriment proximately caused by the default by Lessee or which in the ordinary course of events would likely result, including without limitation the reasonable costs and expenses incurred by Lessor for:

     (A)  Retaking possession of the Premises;

     (B) Cleaning and making repairs and alterations (including installation of leasehold improvements, whether or not the same shall be funded by a reduction of rent, direct payment, or otherwise) necessary to return the Premises to good condition and preparing the Premises for reletting;

     (C) Removing, transporting, and storing any of Lessee's property left at the Premises (although Lessor shall have no obligation to remove, transport, or store any of the property);

     (D) Reletting the Premises, including without limitation brokerage commissions, advertising costs, and reasonable attorney's fees;

     (E)  Reasonable attorneys' fees, expert witness fees, and court costs;

     (F) Any unamortized real estate brokerage commissions paid in connection with this Lease; and

     (G) Costs of carrying the Premises, such as repairs, maintenance, taxes and insurance premiums, utilities, and security precautions, if any.

The "worth at the time of award" of the amounts referred to in paragraphs 13.2(a)(i) and (ii) is computed by allowing interest at an annual rate equal to eleven percent (11%).

     (b) Maintain Lessee's right to possession, in which case this Lease shall continue in effect whether or not Lessee has vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of its rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder. In such event, Lessor may also elect to relet the Premises for the account of Lessee for a period, which may extend beyond the term hereof, and for such other terms as Lessor may reasonably deem appropriate. Lessee shall reimburse Lessor upon demand for all costs incurred by Lessor in connection with such reletting, including, without limitation, necessary restoration, renovation, or improvement costs, reasonable attorneys' fees, and brokerage commissions. The proceeds of such reletting shall be applied first to any sums then due and payable to Lessor from Lessee, including the reimbursement described above. The balance, if any, shall be applied to the payment of future rent as it becomes due hereunder. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon the initiative of Lessor to protect its interest under this Lease shall not constitute a termination of Lessee's right to possession.

     (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state of Minnesota. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

     (d) If Lessee should fail to pay any sum of money, other than rental to Lessor, required to be paid hereunder or should fail to perform any other act on its part to be performed hereunder and such failure should continue for thirty (30) days after notice thereof by Lessor, or such longer period as may be allowed hereunder, Lessor may, but shall not be obligated to, without waiving or releasing Lessee from any obligations of Lessee, make any such payment or perform any such other act on Lessee's part to be made or performed as set forth in this Lease. Any and all sums so paid by Lessor and all necessary incidental costs shall be payable to Lessor on demand from the date of Lessor's expense or incurring of such costs to the date repaid at a rate equal to the lesser of (i) the rate of interest publicly announced from time to time by Wells Fargo Bank N.A. as its "prime rate" for unsecured commercial loans, plus four percent (4%), or (ii) the maximum rate allowed by law.

     13.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance, then Lessor shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

     13.4     LATE CHARGES.    Lessee hereby acknowledges that late payment
by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expenses or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges that may be imposed on Lessor by the terms of any mortgage or trust deed covering the Industrial Center or any part thereof. Accordingly, if any installment of Base Rent, Operating Expenses, or any other sum due from Lessee is not received by Lessor or Lessor's designee within ten (10) days after such amount is due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount, provided however Lessee shall have one (1) annual waiver of this late charge if the rent is not paid on the due date but is received by Lessor within 20 days of the due date. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs that Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of any of the aforesaid monetary obligations of Lessee, then Base Rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding paragraph 4.1 or any other provision of this Lease to the contrary.

14. CONDEMNATION. If the Premises or any portion thereof or the Industrial Center is taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date when the condemning authority takes title or possession, whichever first occurs. If more than ten percent of the floor area of the Premises, or more than twenty-five percent of that portion of the Common Areas designated as parking for the Industrial Center, is taken by condemnation, Lessee may, at its option, to be exercised in writing only within ten (10) days after Lessor has given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority has taken possession) terminate this Lease as of the date when the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. No reduction of rent shall occur if the only area taken does not have the Premises located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award is made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall, to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15.     BROKER'S FEE.     Lessee warrants that it has not had any dealings
with any real estate brokers or leasing agents other than CB COMMERCIAL (the "Broker") in connection with this Lease and that no person or entity other than the Broker is entitled to receive any real estate brokerage or leasing commissions or finder's fees by reason of the execution of this Lease. Lessee's indemnification of Lessor in Paragraph 8.7 of this Lease shall apply to breach of the warranty contained in this provision. Lessor shall be responsible for these leasing commissions.

16.     ESTOPPEL CERTIFICATE.

        (a) Lessee shall at any time and from time to time within ten (10) days following request from Lessor execute, acknowledge, and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect); (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed; (iii) certifying the date when Lessee entered into occupancy of the Premises and that Lessee is open and conducting business at the Premises; (iv) certifying the date to which rentals and other charges are paid in advance, if any; (v) certifying the current amount of base rent due under the Lease; (vi) evidencing the status of this Lease as may be required either by a lender making a loan affecting, or a purchaser of, the Premises or any part of the Industrial Center from Lessor; (vii) warranting that if any beneficiary of any security instrument encumbering the Premises forecloses on the security instrument, such beneficiary shall not be liable for the security deposit, except to the extent such deposit is assigned to the beneficiary; (viii) certifying that all improvements to be constructed on the Premises by Lessor are substantially completed, except for any punch list items that do not prevent Lessee from using the Premises for its intended use; and (ix) certifying as to such other matters relating to this Lease and/or the Premises as may be requested by a lender making a loan to Lessor or a purchaser of the Premises or any part thereof from Lessor. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Industrial Center or any interest therein. Lessee shall, within ten (10) days following request of Lessor, deliver such other documents, including Lessee's financial statements, as are reasonably requested in connection with the sale of, or a loan to be secured by, any portion of the Industrial Center or any interest therein.

     (b) If Lessor desires to finance, refinance, or sell the Property, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a lessee's interest in a ground lease of the Industrial Center, and except as expressly provided in paragraph 15, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers, then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successor and assigns, only during their respective periods of ownership.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor and not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. TIME OF ESSENCE. Time is of the essence of the obligations to be performed under this Lease.

21. ADDITIONAL RENT. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating Expenses and insurance and tax expenses payable, shall be deemed to be rent.

22. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein.
No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agent of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Property, and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety and Health Act, the legal use and adaptability of the Premises, and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee. A copy of any notice to Lessee shall be sent to Ralph E. Heyman, Chernesky, Heyman & Kress, P.L.L., 1100 Courthouse Plaza S.W. Dayton, Ohio 45402.

24. WAIVERS. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. HOLDING OVER. In the event of holding over by Lessee after the expiration or termination of this lease, the holdover shall be as a tenant at will, and all of the terms and provisions of this Lease shall be applicable during that period, except that Lessee shall pay Lessor as rental for the period of such holdover an amount equal to one hundred fifty percent (150% of the rent), including the operating expenses, real estate taxes and additional rental, which would have been payable by Lessee had the holdover period been a part of the original Term of this Lease. Lessee agrees to vacate and deliver the Premises to Lessor upon its receipt of notice from Lessor to vacate. The rental payable during the holdover period shall be payable to Lessor upon demand. No holding over by Lessee, whether with or without the consent of Lessor, shall operate to extend this Lease, except as otherwise expressly provided herein. Lessee shall be liable for damages as a result of any holdover from the original lease Term or renewal term, as applicable. All options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during the holdover period.

26. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

27. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

28. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors, and assigns. This Lease shall be governed by the laws of the State where the Industrial Center is located, and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Industrial Center is located.

29.     SUBORDINATION.

        (a) This Lease, and any Option granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Industrial Center and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements, and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as shall pays the rent and observes and performs all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee, or ground lessor elects to have this Lease, and any Options granted hereby, prior to the lien of its mortgage, deed of trust, or ground lease, and gives written notice thereof to Lessee, this Lease and such Options shall be deemed prior or such mortgage, deed of trust, or ground lease, whether this Lease to such Options are dated prior or subsequent to the date of such mortgage, deed or trust, or ground lease or the date of recording thereof.

        (b) Lessee agrees to execute any documents required to effectuate an attornment or, a subordination or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust, or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option, Lessor may execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute, and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with the paragraph 29(b).

30.     ATTORNEY'S FEES.   If there is any legal action or proceedings
between the parties to enforce or interpret any provisions of this Lease or to protect or establish any right or remedy of any of them hereunder, the unsuccessful party to such action or proceedings shall pay to the prevailing party all costs and expenses (including, but not limited to, reasonable attorney's fees and disbursements) incurred by such prevailing party in such action or proceedings. If any party secures a judgment in any such action or proceedings, then any costs and expenses (including, but not limited to, reasonable attorney's fees and disbursements) incurred by the prevailing party in enforcing such judgment, or any costs and expenses (including, but not limited to, reasonable attorneys' fees and disbursements) incurred by the party prevailing in any appeal from such judgment in connection with such appeal shall be recoverable separately from and in addition to any other amount included in such judgment. The preceding sentence is intended to be severable from the other provisions of this Lease and shall survive and not be merged into any such judgment. In addition to the foregoing, if Lessee fails to pay any amount owing to Lessor hereunder or fails to perform any other obligation hereunder and Lessor serves Lessee with notice of such breach (including, without limitation, a demand letter or a three-day notice to pay rent or quit), then Lessee shall pay to Lessor on demand all costs incurred by Lessor in connection with preparing and serving such notice, including, but not limited to, reasonable attorneys' fees, process serving fees, and other disbursements.

31.     LESSOR'S ACCESS.     Lessor and Lessor's agents shall have the right
to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements, or additions to the Premises or to the Building as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs, and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

32.     AUCTIONS.     Lessee shall not conduct, nor permit to be conducted,
either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent thereto. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

33.     SIGNS.     Lessee shall not place any sign upon the Premises or the
Industrial Center without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Industrial Center.

34.     MERGER.     The voluntary or other surrender of this Lease by Lessee,
or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

35. CONSENTS. Except for paragraphs 32 and 33 hereof, wherever in this Lease the consent of one party is required to an act of the other party, such consent shall not be unreasonably withheld or delayed.

36. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

37. QUIET POSSESSION. Upon Lessee's paying the rent for the Premises and observing and performing all of the covenants, conditions, and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Industrial Center.

38.  OPTIONS.

     38.1 DEFINITION. As used in this paragraph the word "Option" has the following meaning: (a) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal or right of first negotiation to lease other space within the Industrial Center or other property of Lessor or the right of first offer to lease other space within the Industrial Center or other property of Lessor; and (c) the right or option to purchase the Premises or the Industrial
Center, or the right of first refusal to purchase the Premises or the Industrial Center, or the right of first offer to purchase the Premises or the Industrial Center, or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

     38.2 OPTIONS PERSONAL. Each Option granted to Lessee in this Lease is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises, who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee, provided, however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, whether by reservation or otherwise.

     38.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple options to extend or renew this Lease, a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

     38.4  EFFECT OF DEFAULT ON OPTIONS.

     (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date when Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(b) or 13.1(c) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the date after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, or (iii) at any time after an event of default described in paragraph 13.1(a), 13.1(d), or 13.1(e) without any necessity of Lessor to give notice of such default to Lessee, or
(iv) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(b), or paragraph 13.1(c), whether or not the defaults are cured, during the 12-month period of time immediately prior to the time that Lessee attempts to exercise the subject Option.

     (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 38.4(a).

     (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or
(ii) Lessee fails to commence to cure a default specified in paragraph 13.1(c) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or (iii) Lessee commits a default described in paragraph 13.1(a), 13.1(d) or 13.1(e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) Lessor gives to

Lessee three or more notices of default under paragraph 13.1(b), or paragraph 13.1(c), whether or not the defaults are cured.

39. SECURITY MEASURES. Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Industrial Center. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at its sole option, from providing security protection for the Industrial Center or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2.

40. EASEMENTS. Lessor reserves to itself the right, from time to time, to grant such easements, rights, and dedications as Lessor deems necessary or desirable, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps, and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor, and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

41. PERFORMANCE UNDER PROTEST. If at any time a dispute arises as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

42. AUTHORITY. If Lessee is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of such entity. If Lessee is a corporation, trust, or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

43. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

44. OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission hereof to Lessee shall not be deemed an offer to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by Lessor and Lessee.

45. HAZARDOUS MATERIALS. Lessor and Lessee agree as follows with respect to the existence or use of Hazardous Materials (as defined below) at, on, in, under, above, or about the Industrial Center:

     45.1 Any handling, transportation, release, generation, storage, treatment, disposal, or use of Hazardous Materials by Lessee or its employees, agents, contractors, or invitees after the date hereof at, on, in, under, above, or about the Industrial Center shall strictly comply with all applicable Hazardous Material Laws (as defined below). Lessee shall indemnify, defend upon demand with counsel reasonably acceptable to Lessor, and hold harmless Lessor from and against any liabilities, losses, claims, damages, lost profits, consequential damages, interest, penalties, fines, monetary sanctions, reasonable attorneys' fees, reasonable experts' fees, court costs, remediation costs, investigation costs, and other expenses that result from or arise in any manner whatsoever out of the use, storage, treatment, transportation, release, or disposal of Hazardous Materials at, on, in, under, above, or about (i) the Industrial Center or (ii) the Premises by Lessee or its employees, agents, contractors, invitees.

     45.2 During the term of this lease, if the presence of Hazardous Materials at, on, in, under, above, or about (i) the Industrial Center caused or permitted by Lessee or its employees, agents, contractors, or invitees after the date hereof or (ii) the Premises after the date hereof results in contamination or deterioration of water or soil, resulting in a level of contamination greater than the levels established as acceptable by any governmental agency having jurisdiction over such contamination, then Lessee shall promptly take any and all action necessary to investigate and remediate such contamination if required by law or as a condition to the issuance or continuing effectiveness of any governmental approval which relates to the use of the Industrial Center or any part thereof. Lessee shall further be solely responsible for, and shall defend, indemnify, and hold harmless Lessor and its agents from and against, all claims, costs, and liabilities, including reasonable attorneys' fees and costs, arising out of or in connection with any investigation and remediation required hereunder to return the Industrial Center or any part thereof to its condition existing prior to the appearance of such Hazardous Materials.

     45.3 Lessor and Lessee shall each give written notice to the other as soon as reasonably practicable of (i) any communication received from any governmental authority concerning Hazardous Materials that relates to the Industrial Center, and (ii) any contamination of the Industrial Center by Hazardous Materials that constitutes a violation of any Hazardous Materials Law. Lessee may use small quantities of household chemicals such as adhesives, lubricants, and cleaning fluids in order to conduct its business at the Premises and such other Hazardous Materials as are necessary for the operation of Lessee's business of which Lessor receives notice prior to such Hazardous Materials' being brought onto the Premises and which Lessor consents in writing may be brought onto the Premises, provided that all such uses shall be conducted at all times in compliance with all Hazardous Materials Laws. At any time during the Lease term, Lessee shall, within five
(5) days after written request therefor received from Lessor, disclose in writing all Hazardous Materials that are being used by Lessee at, on, in, under, above, or about the Industrial Center, the nature of such use, and the manner of storage and disposal.

     45.4 Lessor may cause testing wells to be installed on the Industrial Center, and may cause the soil and groundwater to be tested under and about the Industrial Center, and may inspect the Premises, to detect the presence of Hazardous Materials by the use of such tests as are then customarily used for such purposes. If Lessee so requests, Lessor shall supply Lessee with copies of such test results. The cost of such tests and of the installation, maintenance, repair, and replacement of such wells shall be paid by Lessee if such tests disclose the existence of facts that may give rise to liability of Lessee pursuant to its indemnity given in paragraph 45.1 and/or 45.2 above.

     45.5 As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material, or waste that is or becomes regulated by any local governmental authority, the State of Minnesota, or the United States Government. The term "Hazardous Material" includes, without limitation, petroleum products, asbestos, PCBs, and any material or substance that is (i) defined as a "hazardous waste" pursuant to Section 1004 of the Federal
Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq. (42 U.S.C.
6903), or (ii) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq. (42 U.S.C. 9601). As used herein, the term "Hazardous Material Law" shall mean any statute, law, ordinance, or regulation of any governmental body or agency (including the U.S. Environmental Protection Agency, the Minnesota Pollution Control Agency, and the Minnesota Department of Health) which regulates the use, storage, release, handling, transportation, generation, treatment, or disposal of any Hazardous Material.

46. EXCULPATION. If Lessor is a corporation, trust, partnership, joint venture, unincorporated association, or other form of business entity: (i) the obligations of Lessor shall not constitute personal obligations of the officers, directors, trustees, partners, joint ventures, members, owners, stockholders, or other principals or representatives of such business entity; and (ii) Lessee shall not have recourse to the assets of such officers, directors, trustees, partners, joint ventures, members, owners, stockholders, principals, or representatives except to the extent of their interest in the Industrial Center. Lessee shall have recourse only to the interest of Lessor in the Industrial Center for the satisfaction of the obligations of Lessor and shall not have recourse to any other assets of Lessor for the satisfaction of such obligations.

47. MOVING ALLOWANCE. Upon Lessee taking occupancy of the Premises, Lessor shall pay to Lessee a moving allowance of $96,404.00.

48. LEASE CANCELLATIONS. Effective August 31, 1999, Lessor and Lessee agree to mutually terminate the lease dated March 16, 1998 for 38,400 s.f. located at 3160 Neil Armstrong Blvd., Eagan, MN. effective August 15, 1999, Lessor and Lessee agree to mutually terminate the lease dated August 14, 1998 for 28,800 s.f. located at 1170 Eagan Industrial Road, Eagan, MN.

49. JULY 1, 1999 OCCUPANCY. It is Lessor's intention to provide Lessee access to 48,440 square feet (shown on attached Exhibit A) on July 1, 1999, provided an early termination can be agreed to between Lessor and the existing Lessee. Lessee agrees that during this 30-day period, a chain link fence will demise Lessee's Premises from the adjacent existing Lessee and that Lessee agrees to cooperate with all parties as necessary. Lessor's failure to negotiate an early lease termination with the existing Lessee does not void this lease; however, it would move back the Lease commencement date to August 1, 1998, for the entire 202,040 s.f.

50. ADDENDUM. Attached hereto is an addendum containing paragraphs 0 through 0 which constitute a part of this Lease.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

LESSEE:                                     LESSOR:
THE SPORTSMAN'S GUIDE, A MINNESOTA          AMB PROPERTY, L.P., A DELAWARE
CORPORATION                                 LIMITED PARTNERSHIP

                                            BY: AMB PROPERTY CORPORATION,
                                                A MARYLAND CORPORATION
                                                ITS: GENERAL PARTNER

By: /s/ Glen Henry                          By: /s/ Kent Greenwald
   -------------------------------             --------------------------------
    Glen Henry

Its: Director of Distribution               Its: V.P.
                                                -------------------------------

Lessee's Address:                           Lessor's Address:
The Sportsman's Guide                       AMB Institutional Realty Advisors
411 Farwell Avenue                          C/O Robert Bransfield
South St. Paul, MN 55075                    60 State Street
                                            Suite 3770
                                            Boston, MA 02109

                         AMENDMENT TO LEASE AGREEMENT

     THIS AMENDMENT TO LEASE AGREEMENT ("Amendment") is made and entered into this 24 day of May, 1999, by and between AMB PROPERTY L.P., A DELAWARE LIMITED PARTNERSHIP, ("Lessor"), and THE SPORTSMAN'S GUIDE, A MINNESOTA CORPORATION ("Lessee").

                                  WITNESSETH:

     WHEREAS, Lessor and Lessee entered into a lease dated April 23, 1999 (the "Lease") for certain property located at 2360 Pilot Knob Road, Mendota Heights, Minnesota consisting of approximately 48,440 square feet of net rentable space commencing July 1, 1999 ("Initial Premises") and an additional 153,600 square feet of net rentable space commencing on August 1, 1999 ("Additional Premises"), for a total of 202,040 square feet of net rentable space (the "Premises"); and

     WHEREAS, through the mutual agreement and consent of both Lessor and Lessee, Lessor and Lessee have agreed to amend the Lease so as to allow Rollerblade, Inc., the current tenant of the Premises ("Current Tenant") to remain in possession of approximately 12,800 square feet of the Additional Space as shown on the attached Exhibit A ("Delayed Premises") for up to 60 days commencing on August 1, 1999, and to make such other amendments to the Lease as provided below.

     NOW, THEREFORE, in consideration of the mutual promises of the parties hereto and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lease shall be amended as follows:

     1. RECITALS. The above recitals shall constitute an integral part of this Amendment.

     2. CAPITALIZED TERMS. Capitalized terms set forth in this Amendment shall have the same meaning as in the Lease, unless specifically modified and amended herein.

     3. DELAYED PREMISES. Lessee agrees that the Current Tenant, at the Current Tenant's sole election, shall be allowed to continue to occupy the Delayed Premises beginning August 1, 1999 for a period up to September 30, 1999.

     4. RENT REIMBURSEMENT. Lessee shall pay Base Rent and Operating Expenses for all of the Premises, including the Delayed Premises, as set forth in the Lease, however, provided the conditions set forth herein are met, Lessor shall pay back to Lessee One Hundred Fifty Seven and 11/100 ($157.11) per day for each day the Current Tenant occupies the Delayed Premises beginning August 1, 1999 ("Rent Reimbursement"), which constitutes rent and operating expenses for the Delayed Premises on a per diem basis. Said Rent Reimbursement shall be paid by Lessor to Lessee at the addresses set forth in the Lease as follows:

         a) on September 1, 1999 for the days Current Tenant occupies the Delayed Premises during the month of August, 1999, if applicable;

         b) on October 1, 1999, for the days Current Tenant occupies the Delayed Premises during the month of September, 1999, if applicable.

Lessee acknowledges that in the event the Current Tenant elects to continue to occupy the Delayed Space beginning August 1, 1999, the Current Tenant may not need to occupy the Delayed Space through September 30, 1999. As a result, Lessee agrees that once the Current Tenant provides written notice and evidence to Lessor that the Current Tenant has vacated the Delayed Premises, Lessor shall provide Lessee with a copy of said notice and evidence, and as of the date of said vacation by Current Tenant, Lessor's obligation to pay the Rent Reimbursement to Lessee shall cease.

     5. CONDITIONS. The terms of this Amendment shall be expressly conditioned upon the Current Tenant providing written notice to Lessor that the Current Tenant will continue to occupy the Delayed Spaced as of August 1, 1999.

     6. HEADINGS. Paragraph headings used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

     7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed, shall be deemed to be an original, and all of which counterparts of this Amendment, taken together, shall constitute but one and the same instrument.

     8. CONSTRUCTION. This Amendment shall be construed under the laws of the State of Minnesota. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law. If any such provision of this Amendment shall be determined to be invalid or unenforceable, such provision shall not be ineffective to the extent of such prohibition or invalidity without invalidating or otherwise affecting the remaining provisions of this Amendment.

     9. SURVIVAL OF OTHER TERMS AND CONDITIONS. Except as modified herein, all other terms and conditions of the Lease shall remain in full force and effect, and nothing herein shall be construed to relieve either Lessor or Lessee of any obligations as set forth therein.

     10. ENTIRE AGREEMENT. The Lease, the prior amendments, this Amendment, and the Exhibits attached thereto, constitute the entire understanding of the parties hereto with respect to the transaction contemplated thereby, and supersede all prior agreements and understandings between the parties with respect to the subject matter. No representations, warranties, undertakings or promises, whether oral, implied, written or otherwise, have been made by either party hereto to the other unless expressly stated in the above-referenced documents, or unless mutually agreed to in writing between the parties hereto after the date hereof, and neither party has relied upon any verbal representations, agreements or understandings not expressly set forth herein.

     11. SUBMISSION OF AMENDMENT. The submission of this Amendment to Lease for examination does not constitute a reservation of or option for the Premises, and this Amendment shall become effective only upon execution and delivery thereof by Lessor and Lessee.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


LESSOR:                               AMB PROPERTY, L.P.,
                                      a Delaware limited partnership

                                      BY: AMB PROPERTY CORPORATION,
                                          a Maryland Corporation
                                          ITS: general partner

                                          By: /s/ Kent Greenwald
                                              ---------------------------------
                                              Its: V.P.


LESSEE:                               THE SPORTSMAN'S GUIDE,
                                      a Minnesota corporation

                                          By: /s/ Glen Henry
                                              ---------------------------------
                                              Glen Henry
                                                Its: Director of Distribution


                                      -3-